Exhibit 10.4

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization ("Agreement") shall be deemed EFFECTIVE as of the 1st day of June, 2003 (the "Effective Date") by and among NANOBAC PHARMACEUTICALS INCORPORATED ("Buyer"), a Florida corporation, formerly known as "AMERICAN ENTERPRISE CORPORATION"; NANOBACLABS PHARMACEUTICAL, INC. ("Nanobac"), a Delaware corporation; and each other person who now or at any time hereafter has executed a signature page to this Agreement (each being individually referred to as a "Seller," and any two or more being together referred to as "Sellers"), each of which is a Nanobac Shareholder (as defined below). Buyer, Nanobac, and each Seller may be referred to herein as a "Party" and any two or more of them may be together referred to herein as "Parties." The fact that a Nanobac Shareholder has not executed the signature page attached for such Nanobac Shareholder shall not affect the validity, binding effect and enforceability as to any Nanobac Shareholder who has executed a signature page, and this Agreement shall be binding upon and enforceable against each Nanobac Shareholder who has signed a signature page regardless of whether or how many other Nanobac Shareholders have or have not executed signature pages to this Agreement.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1. Overview.

     1.1. Background. The only class or series of capital stock of Nanobac of which there are shares outstanding consists of shares of Nanobac's Common Stock, $.0001 par value per share ("Nanobac Shares"). The persons named on Schedule A (the "Nanobac Shareholders") collectively own all currently issued and outstanding Nanobac Shares. Buyer desires to acquire all Nanobac Shares now or hereafter owned by any Seller during the term of this Agreement, and Sellers desire to exchange their Nanobac Shares for shares of Buyer's Common Stock, $.001 par value per share ("Buyer Shares").

     1.2. Consideration. Each Seller will exchange such Seller's Nanobac Shares solely for Buyer Shares, and will receive no consideration other than Buyer Shares, in exchange for such Nanobac Shares.

     IT IS UNDERSTOOD THAT ALL BUYER SHARES OFFERED TO SELLERS PURSUANT THIS AGREEMENT ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AND THAT ONLY UN-REGISTERED SHARES ARE BEING OFFERED BY BUYER TO SELLERS UNDER THIS AGREEMENT.

     1.3. Reorganization. The transactions contemplated by this Agreement, as a whole (the "Reorganization"), will result in the acquisition by Buyer, in exchange solely for a part of its voting stock, of all or substantially all of the stock of Nanobac; and, immediately after such acquisition. Buyer shall have control (within the meaning of Section 368(c) of the Internal Revenue Code of 1986, as amended (the "Code")) of Nanobac. Accordingly, the

     Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(l)(B) of the Code. It is noted, however, that neither Buyer nor Nanobac makes any representation as to the tax treatment, consequences or implications of the transactions contemplated hereby, their respective legal counsels express no opinion on such matter, and no determination or advice on such matter has been or is being obtained or requested of the Internal Revenue Service. Further, no obligation of any Party is conditioned upon any of the foregoing. The treatment of the Reorganization for tax purposes is solely the responsibility of each affected Party.

     1.4. Exchanges Prior to Execution. It is acknowledged that one or more exchanges of shares, as described in and contemplated by this Agreement, occurred on or after the Effective Date but prior to the time the agreement of Seller and Buyer with respect thereto was memorialized by the execution of this Agreement. Any such exchange shall be deemed to have been and shall be treated by the Parties as made on terms described in and pursuant to, and shall be subject to, this Agreement. All such prior exchanges, and all such exchanges yet to be made, are pursuant to and part of a single preconceived ,plan of Buyer to acquire all or substantially all Nanobac Shares over a relatively short period of time.

     1.5. Rescission of Letter of Intent. Nanobac, Buyer and one or more of Nanobac's principal shareholders (as of prior to the Effective Date) previously entered into one or more written and/or oral understandings, including but not limited to a letter of intent dated on or about May 29, 2003 (all such understandings being collectively referred to as the "Letter of Intent"). The Parties acknowledge and agree, however, that this Agreement, and not the Letter of Intent, accurately reflects the ultimate agreement of the Parties. The Letter of Intent has been rescinded and is of no force or effect whatsoever.

     1.6. Term and Termination. This Agreement shall be in effect from the Effective Date to and including May 31, 2004, whereupon this Agreement shall automatically terminate. This Agreement shall not apply to any Nanobac Shares or any exchange of shares after such date.

2. Exchange of Stock.

     2.1. No Scheduled Closing; Immediate Exchange. There shall be no scheduled closing for any exchange under this Agreement. Rather, promptly upon any Seller becoming a party to this Agreement, such Seller shall sell, assign, transfer and deliver, to Buyer, a certificate or certificates representing all Nanobac Shares then owned by Seller, in each case endorsed in blank or accompanied by one or more separate assignments (commonly known as "stock powers") executed in blank. For, in consideration of, and with respect to each such Nanobac Share, Buyer shall then promptly issue and deliver, to such Seller, four Buyer Shares.

     2.2. Future Acquired Nanobac Shares. This Agreement shall apply to any and all Nanobac Shares as may be hereafter acquired by any Seller. Accordingly, if at any time or from time to time any Seller should acquire or become the owner of any Nanobac

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Agreement and Plan of Reorganization                                      Page 2

     Shares not already subject to Section 2.1, then such Seller thereupon shall promptly sell, assign, transfer and deliver, to Buyer, a certificate or certificates representing such Nanobac Shares, in each case endorsed in blank or accompanied by one or more separate assignments ("stock powers") executed in blank. For, in consideration of, and with respect to each such Nanobac Share, Buyer shall then promptly issue and deliver, to such Seller, four Buyer Shares.

     2.3. Further Assurances. At the time of each exchange of shares pursuant to this Agreement ("Exchange") and from time to time thereafter, each Seller shall execute such additional instruments and take such other actions as Buyer may reasonably request in order more effectively to sell, transfer and assign such Seller's Nanobac Shares to Buyer and confirm Buyer's title thereto.

     2.4. Changes in Buyer's Capitalization. If between the date of this Agreement and any Exchange, the outstanding Buyer Shares are increased, decreased, changed into, or exchanged for a different number or kind of shares of securities of Buyer through reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar change in Buyer's capitalization, Buyer will issue and deliver to Sellers, with respect to any Exchange occurring thereafter, in addition to or in lieu of Buyer Shares referred to above, voting stock of Buyer in equitably adjusted amounts. In the event of any such change in Buyer's capitalization, all references to Buyer Shares herein shall refer to the number and classification of shares so adjusted.

3. Representations and Warranties of Sellers.

     Each Seller represents and warrants to Buyer the following, effective in each case as of the time such Seller becomes a Party and also at the time of each Exchange with respect to any Nanobac Shares of such Seller:

     3.1. Ownership of Shares. Such Seller owns the number of Nanobac Shares indicated on Schedule A, that such Nanobac Shares have been validly issued and are fully paid and are nonassessable; and that such Nanobac Shares are owned by such Seller free and clear of any and all liens, security interests, claims, liens, encumbrances, restrictions, equities and charges whatsoever.

     3.2. Restrictions on Stock. Such Seller is not a party to any agreement, written or oral, creating rights in respect of any Nanobac Shares in any third person or relating to the voting of any Nanobac Shares.

     3.3. Nanobac Options and Other Securities. Except as indicated on Schedule A, Seller does not own or have any interest in, and Seller does not know of any ownership or interest of any other person in, any stock, shares, warrants, options, stock purchase agreements, redemption agreements, restrictions of any nature, calls or rights to subscribe of any character relating to Nanobac Shares or any other securities of Nanobac.

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Agreement and Plan of Reorganization                                      Page 3

     3.4. Organization; Authority Relative to this Agreement. If such Seller is a corporation, partnership or other entity, then such Seller is duly organized, validly existing and in good standing as such under the laws of its jurisdiction of organization, and such Seller has the power and authority to enter into and perform its obligations under this Agreement. The execution of this Agreement and the delivery of this Agreement by such Seller has been duly authorized, this Agreement has been duly and validly executed by Seller, and no further other action is necessary to make this Agreement valid and binding upon Seller and enforceable against Seller in accordance with the terms hereof or to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller will not (1) constitute a breach or a violation of (if applicable) any organizational document of Seller, or of any law, rule or regulation, agreement, indenture, deed of trust, mortgage loan agreement or other instrument to which such Seller is a party or by which Seller is bound; (2) constitute a violation of any order, judgment or decree to which such Seller is a party or by which any of the assets or properties of such Seller are bound or affected; or (3) result in the creation of any lien, charge or encumbrance upon any of the assets or properties of such Seller.

     3.5. Securities Law Matters - Disclosure; Accredited Investor; Sophistication; Disclosure; Transfer Restrictions; Etc.

          3.5.1. Such Seller, without regard to any advice provided by any investment or other advisor, has the requisite knowledge and experience in financial and business matters to have enabled such Seller to evaluate the merits and risks of the investment decision contemplated by this Agreement.

          3.5.2. Such Seller is familiar with Buyer's and Nanobac's respective industries and considers himself/herself to be a sophisticated investor with respect to such industries.

          3.5.3. Such Seller acknowledges receipt of all of the information concerning Buyer and Nanobac which such Seller considers to be material in making the investment decision contemplated by this Agreement. Such Seller has had full access to personnel and the books and records of Buyer and Nanobac for the purpose of obtaining and verifying such information. Such Seller has had a full and fair opportunity to meet with officers, directors and other representatives of Nanobac and Buyer and to ask questions and receive answers regarding the business of Nanobac and Buyer and their respective financial condition, results of operations, historical financial statements, prospects, risk factors, contingencies and uncertainties and any other matters of concern to such Seller or as such Seller has felt necessary or appropriate to assist in an evaluation of the merits and risks of the investment contemplated by this Agreement. All material documents and information pertaining to Nanobac and Buyer and the investment therein as may have been requested were made available to such Seller. In particular, such Seller has been furnished with or obtained copies of Buyer's recent filings with the United States Securities and Exchange Commission ("SEC"), and information

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Agreement and Plan of Reorganization                                      Page 4
          provided to such Seller as an investor in Nanobac, and has read and understands the information in such materials.

          3.5.4. No representations or warranties, oral or otherwise, have been made to such Seller, including, without limitation, any representations concerning the future prospects of Buyer, by any person whether or not associated with this transaction. In entering into this transaction, such Seller is not relying upon any information, other than the information received from Buyer and Nanobac, and the results of such Seller's own independent investigation. Such Seller has obtained sufficient information to evaluate the merits and risks of this investment and to make an informed investment decision.

          3.5.5. Such Seller understands that, because Buyer Shares received by such Seller will constitute "restricted securities" under federal and state securities laws insofar as they have not been registered under applicable securities laws, they may not be resold or transferred without compliance with the registration or qualification provisions of applicable federal and state securities laws or the availability of an exemption from such registration and qualification requirements. Such Seller has consulted with his or her own legal counsel regarding to the restrictions on resale imposed by federal and applicable state securities laws on restricted securities. Such Seller is entering into the transaction contemplated hereby and acquiring Buyer Shares for investment purposes only, and not for resale or subsequent distribution, and is not participating in any distribution to the public of Buyer Shares. Such Seller understands that each certificate representing Buyer Shares will bear an appropriate legend reflecting such transfer restrictions.

          3.5.6. Such Seller meets at least one of the suitability standards described below:

          o If such Seller is an individual, such Seller alone, or such Seller with his or her spouse, has a net worth (i.e., total assets in excess of total liabilities) of at least $1,000,000; or

          o If such Seller is an individual, such Seller, individually (without such Seller's spouse), has had during each of the last two years, and such Seller reasonably anticipate that such Seller will have during the present and the next year, an individual income in excess of $200,000; or

          o If such Seller is an individual, such Seller and such Seller's spouse, together, have had during each of the last two years, and reasonably anticipate that they will have during the present and the next year, a joint income in excess of $300,000; or

          o    Such Seller is an executive officer or director of Buyer; or

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Agreement and Plan of Reorganization                                      Page 5

          o If such Seller is an institutional investor, such Seller satisfies one or more of the requirements of Sections 501(a)(l),(2),(3) or (8) of SEC Regulation D; or

          o If such Seller is a trust, such Seller have total assets in excess of $5,000,000 and this purchase is being directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in Buyer Shares; or

          o If such Seller is a corporation or a partnership, each of such Sellers equity owners is an Accredited Investor pursuant to one of the prior tests.

     3.6. Loss of Investment. Such Seller understands an investment in Buyer Shares involves substantial risks. Such Seller is able to bear the economic risk of such investment and could afford the complete loss of such investment and, if such Seller is an individual, without impairing such Seller's ability to provide for such Seller and such Seller's family in the same manner as at the present time.

     3.7. Tax Advice. Such Seller has consulted such Seller's own tax advisor to determine the particular federal, state and local tax consequences that may result from consummating an Exchange as contemplated hereby.

     3.8. Continuity of Business Enterprise. It is the present intention of Buyer to continue at least one significant historic business line of Nanobac, or to use at least a significant portion of Nanobac's historic business assets in a business, in each case within the meaning of Reg.
     Section 1.368-l(d).

     3.9. Disclosure. No representation or warranty made by such Seller in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading.

4. Representations and Warranties of Buyer.

     Buyer represents and warrants to each Seller the following, effective in each case as of the time such Seller becomes a Party and also at the time of each Exchange with respect to any Nanobac Shares of such Seller:

     4.1. Organization and Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the corporate power and authority to carry on its business as it is now being conducted.

     4.2. Capitalization; Buyer Shares. The entire authorized capital stock of Buyer consists of 100,000,000 Buyer Shares, of which 37,650,395 Buyer Shares are duly authorized, issued, unregistered and outstanding, and 62,349,605 Buyer Shares are duly authorized but un-issued. All Buyer Shares to be issued pursuant to this Agreement have been duly authorized and, upon execution and delivery of certificates therefor to

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Agreement and Plan of Reorganization                                      Page 6

     Sellers as contemplated by this Agreement, will be validly issued, fully paid and nonassessable shares of the Common Stock, $.001 par value per share, of Buyer.

     4.3. Authority Relative to this Agreement.

          4.3.1. The execution of this Agreement and the delivery of this Agreement by Buyer have been duly authorized by Buyer, this Agreement has been duly and validly executed by Buyer, and no further corporate or other action is necessary on its part to make this Agreement valid and binding upon Buyer and enforceable against Buyer in accordance with the terms hereof or to carry out the transactions contemplated hereby.

          4.3.2. The execution, delivery and performance of this Agreement by Buyer will not (1) constitute a breach or a violation of the Articles of Incorporation or by-laws of Buyer or of any law, rule or regulation, agreement, indenture, deed of trust, mortgage loan agreement or other instrument to which Buyer is a party or by which it is bound; (2) constitute a violation of any order, judgment or decree to which Buyer is a party or by which any of the assets or properties of Buyer are bound or affected; or (3) result in the creation of any lien, charge or encumbrance upon any of the assets or properties of Buyer.

          4.3.3. No consent, approval or authorization is required to be obtained by Buyer in connection with the execution or delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby except as has been or will have been timely obtained prior to Closing.

     4.4. SEC Filings. Each report filed by Buyer during the current calendar year with the SEC, when filed, (i) complied with applicable law in all material respects, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     4.5. Litigation. No proceeding affecting Buyer's ability to consummate the Reorganization has been asserted or threatened by any person or is pending before any court, mediator, arbitrator, or governmental authority.

     4.6. Compliance with Law. This Agreement complies in all respects with the laws of the states of domicile and principal places of business of Buyer.

     4.7. Disclosure. No representation or warranty made by Buyer in this Agreement contains or will contain at the Closing any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

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Agreement and Plan of Reorganization                                      Page 7

5. Matters Prior or Subsequent to Closing.

     Except as specifically stated otherwise in this Agreement, there are no matters contemplated to be carried out between any Parties prior to or after any Exchange.

6. Conditions to the Obligations of the Parties.

     Each Party has conducted all investigations of all matters important to it prior to entering into this Agreement. Accordingly, the obligations of the Parties under this Agreement are not subject to or conditioned upon any matter, occurrence or circumstance.

7. General.

     7.1. No Brokers. Each Party hereby represents and warrants, each to the others, that it has not utilized the services of any finder, broker or agent in connection with the transactions contemplated hereby, and each agrees to indemnify each other Party against and hold each such Party harmless from any and all liabilities to any person, firm or corporation, claiming any broker's or finder's fee or commission of any kind on account of services rendered on behalf of such Party in connection with the transactions contemplated by this Agreement.

     7.2. Survival of Representations, Warranties, Etc. Each Party covenants and agrees that its representations, warranties, covenants, statements and agreements contained in this Agreement shall survive the completion of the Reorganization.

     7.3. Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained in this Agreement. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     7.4. Remedies. Each Party acknowledges that the performance of such Party's respective obligations hereunder is essential to the consummation of the transactions contemplated by this Agreement. Each of them further acknowledges that the Nanobac Shares are unique and that no Party will have an adequate remedy at law if any other Party fails to perform its or his obligations hereunder. In such event, each Party shall have the right, in addition to any other rights it may have, to compel specific performance of this Agreement.

     7.5. Expenses. Each Party shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and its certified public accountants and other experts. Cash expenses of Sellers incurred in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby are to be liabilities borne by Sellers individually and will not be paid by Nanobac or assumed by Buyer pursuant to this Agreement.

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Agreement and Plan of Reorganization                                      Page 8

     7.6. Entire Agreement; Amendment. This Agreement (including the Exhibits hereto) constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof. This Agreement may be amended only by written agreement executed by all of the Parties.

     7.7. Assignability. This Agreement shall not be assignable by any Party without the prior written consent of all other Parties.

     7.8. Further Assurances. Each Party shall execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements or other instruments as any other Party or its counsel may reasonably requests for the purpose of carrying out the transactions contemplated by this Agreement.

     7.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.10. Section and Other Headings. The section and other headings contained in this Agreement are for purposes of reference only and shall not affect the meaning or interpretation of this Agreement.

     7.11. Governing Law. The validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida (except that if any choice of law provision under Florida law would result in the application of the law of a state or jurisdiction other than the State of Florida, such provision shall not apply).

     IN WITNESS WHEREOF, this Agreement has been signed by each of the individual Parties hereto and signed by an officer thereunto duly authorized and attested under the corporate seal by the Secretary or Assistant Secretary of each of the corporate Parties hereto, in each case as of the respective dates indicated by each signature below.

[Remainder of this page intentionally left blank. Signatures appear following Schedule A.]

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Agreement and Plan of Reorganization                                      Page 9


                                            Schedule A
                                                to
                               Agreement and Plan of Reorganization

Name of Investor                                      Number of Common Shares                   Options
-----------------                                     -----------------------                  -------

Gary S. Mezo                                               3,660,000.00
Nancy M. Schriewer-Mezo                                    2,340,000.00

Seth P. Slocum, Jr.                                         450000.00
E. Olavi Kajander                                           150000.00
Benedict Maniscalco                                         100000.00
Kenneth L. Schriewer                                         40000.00
J. Michael Otwell                                            40000.00
Robert K. Parker                                             40000.00
Karen A. Taylor                                              40000.00

Richard Berger / Kevin Coy - j/t                            50,000.00
Frank & Colleen Adamek, joint tenants                       50,000.00
      With rights of survivorship
Andrew J. Adams & Elizabeth M. Adams,                       50,000.00
      Joint tenants with rights of Survivorship
Ralph & Colleen Bennett                                     50,000.00
Richard D. Cassidy                                          50,000.00
Comfort Scan, Inc.                                          52,000.00
David Hyman, as Trustee of the                              200,000.00
      David Hyman Trust
Benedict Maniscalco and Albert Salem,                       50,000.00
      Tenants in Common
Edward W. McGuinness, as Trustee of the                     100,000.00
      Edward W. McGuinness Trust UID,
      Dated June 2, 1989
James S. Mulkey                                             82,500.00
Steven Silvers and Joy Silvers, joint                       55,000.00
      Tenants with rights of survivorship
CCOS Florida Limited LLLP                                   110,000.00                       125,000.00
J. Robert Sierra, Inc.                                      330,000.00                       375,000.00
                                                            ----------                       ----------

Totals                                                     8,089,500.00                      500,000.00

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Agreement and Plan of Reorganization                                     Page 10

Signature Page to Agreement and Plan of Reorganization Effective as June 1,
2003:

NANOBAC PHARMACEUTICALS INCORPORATED ("Buyer"), a Florida corporation formerly known as "AMERICAN ENTERPRISE CORPORATION"



/s/ John Stanton
Name:  John Stanton
Title: President
Date Signed: July 11, 2003


NANOBACLABS PHARMACEUTICAL, INC. ("Nanobac")


/s/ Seth Slocum, Jr.
Name: Seth Slocum, Jr.
Title: President / CEO
Date Signed: July 11, 2003


[Remainder of this page intentionally left blank. Signatures of Sellers follow on separate pages.]

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Agreement and Plan of Reorganization                                     Page 11

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Gary S. Mezo
         Seller's Name:  Gary S. Mezo
         Date Signed: June 1, 2003
                      ------------


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Agreement and Plan of Reorganization                                     Page 12

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Nancy M. Schriewer-Mezo
         Seller's Name:  Nancy M. Schriewer-Mezo
         Date Signed: June 1, 2003
                      ------------


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Agreement and Plan of Reorganization                                     Page 13

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Seth P. Slocum, Jr.
         Seller's Name:  Seth P. Slocum, Jr.
         Date Signed: June 16, 2003
                      -------------


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Agreement and Plan of Reorganization                                     Page 14

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ E. Olavi Kajander
         Seller's Name:  E. Olavi Kajander
         Date Signed: July 18, 2003
                      -------------

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Agreement and Plan of Reorganization                                     Page 15

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Benedict Maniscalco
         Seller's Name:  Benedict Maniscalco
         Date Signed: July 29, 2003
                      -------------

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Agreement and Plan of Reorganization                                     Page 16

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Kenneth L. Schriewer
         Seller's Name:  Kenneth L. Schriewer
         Date Signed: July 17, 2003
                      -------------


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Agreement and Plan of Reorganization                                     Page 17

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ J. Michael Otwell
         Seller's Name:  J. Michael Otwell
         Date Signed: July 15, 2003



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Agreement and Plan of Reorganization                                     Page 18

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Robert K. Parker
         Seller's Name:  Robert K. Parker
         Date Signed: July 22, 2003
                      -------------


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Agreement and Plan of Reorganization                                     Page 19

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Karen A. Taylor
         Seller's Name:  Karen A. Taylor
         Date Signed: July 21, 2003
                      -------------


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Agreement and Plan of Reorganization                                     Page 20

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Richard Berger
         Seller's Name:  Richard Berger
         Date Signed: July 25, 2003
                      -------------


         /s/ Kevin Coy
         Seller's Name:  Kevin Coy
         Date Signed: July 23, 2003
                      -------------


--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 21

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Frank Adamek
         Seller's Name:  Frank Adamek
         Date Signed: July 18, 2003
                      -------------


         /s/ Colleen Adamek
         Seller's Name:  Colleen Adamek
         Date Signed: July 18, 2003
                      -------------

--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 22

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Andrew J. Adams
         Seller's Name:  Andrew J. Adams
         Date Signed: July 23, 2003
                      -------------


         /s/ Elizabeth M. Adams
         Seller's Name:  Elizabeth M. Adams
         Date Signed: July 23, 2003
                      -------------

--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 23

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Ralph Bennett
         Seller's Name:  Ralph Bennett
         Date Signed: July 18, 2003
                      -------------


         /s/ Colleen Bennett
         Seller's Name:  Colleen Bennett
         Date Signed: July 17, 2003
                      -------------

--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 24

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Richard D. Cassidy
         Seller's Name:  Richard D. Cassidy
         Date Signed: July 16, 2003
                      -------------


--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 25

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Ronald Hagstrom
         Seller's Name:  Comfort Scan, Inc.
         Signer's Name: Ronald Hagstrom
         Signer's Title: President
         Date Signed: July 17, 2003
                      -------------


--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 26

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ David Hyman
         Seller's Name:  David Hyman
         Date Signed: July 18, 2003
                      -------------


--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 27

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         NO SIGNATURE
         Seller's Name:  Benedict Maniscalco
         Date Signed: _______________



         /s/ Albert Salem
         Seller's Name:  Albert Salem
         Date Signed: (not dated)
                      -----------

--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 28

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Edward McGuinness
         Seller's Name:  Edward McGuinness
         Date Signed: July 16, 2003
                      -------------


--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 29

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ James S. Mulkey
         Seller's Name:  James S. Mulkey
         Date Signed: July 21, 2003
                      -------------


--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 30

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Steven Silvers
         Seller's Name:  Steven Silvers
         Date Signed: July 18, 2003
                      -------------


         /s/ Joy Silvers
         Seller's Name:  Joy Silvers
         Date Signed: July 18, 2003
                      -------------

--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 31

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Stuart Sierra
         Seller's Name:  Arries Inc General Partners, CCOS Florida Limited LLLP
                        (a Florida limited liability limited partnership) Signer's Name: Stuart Sierra
         Signer's Title: Vice President
         Date Signed: October 27, 2003
                      ----------------

--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 32

         Signature Page to Agreement and Plan of Reorganization
         Effective as June 1, 2003:



         /s/ Stuart Sierra
         Seller's Name:  J. Robert Sierra, Inc.
                         (a Florida corporation)
         Signer's Name: Stuart Sierra
         Signer's Title: Vice President
         Date Signed: October 27, 2003
                      ----------------


--------------------------------------------------------------------------------
Agreement and Plan of Reorganization                                     Page 33